UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23758

EAGLE POINT INSTITUTIONAL INCOME FUND

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o EAGLE POINT INSTITUTIONAL INCOME FUND

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Annual Report to shareholders of Eagle Point Institutional Income Fund (the “Company”) for the year ended December 31, 2025 is filed herewith.

# Eagle Point Institutional Income Fund

ANNUAL REPORT | 2025

Eagle Point Institutional Income Fund

Annual Report

Table of Contents

Management Discussion of Fund Performance	3
Important Information about this Report and Eagle Point Institutional Income Fund	7
Performance Data	8
Summary of Certain Unaudited Portfolio Characteristics	9
Consolidated Statement of Assets and Liabilities	11
Consolidated Schedule of Investments	12
Consolidated Statement of Operations	18
Consolidated Statements of Changes in Net Assets	19
Consolidated Statement of Cash Flows	20
Notes to Consolidated Financial Statements	21
Consolidated Financial Highlights	43
Supplemental Information	45
Report of Independent Registered Public Accounting Firm	46
Distribution Reinvestment Plan	48
Additional Information	49

Management Discussion of Fund Performance

February 25, 2026

Dear Fellow Shareholders:

We are pleased to provide you with the enclosed report of Eagle Point Institutional Income Fund (“we,” “us,” “our” or the “Fund”) for the year ended December 31, 2025.

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and is advised by Eagle Point Credit Management LLC (the “Adviser” or “Eagle Point”). The Fund is organized as a Delaware statutory trust and offers its common shares of beneficial interest (“Shares”) to investors on a continuous basis at the Fund’s net asset value (“NAV”) per share plus any applicable sales load. The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”). We may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.

As of December 31, 2025, the Adviser and its affiliates manage $14 billion on behalf of principally institutional clients.1 The Adviser formed the Fund in 2022 to provide retail investors with access to institutional credit investment strategies in a continuously offered, SEC-registered and non-traded format.

Performance Highlights

The Fund aims to provide shareholders with a stable distribution rate each month. Since the Fund’s inception through December 31, 2025, the Fund has paid aggregate distributions to shareholders of $3.34 per share, which equals a strong 13.3% annualized distribution rate.2 We have been able to generate these distributions due to the resilient cash flows generated from the Fund’s CLO equity portfolio and related credit investments. The Fund’s consistent distributions during the year reflected its practice of providing shareholders with a stable distribution rate each month. This practice had no material impact on the Fund’s investment strategies during the fiscal year. If the Fund’s distributions had been higher or lower, the Fund’s NAV would have declined or increased (respectively), as a result.

Highlights for the fiscal year ended December 31, 2025 include:

●	During the year, the Fund paid a total of $0.996 per share in monthly distributions, resulting in an annualized distribution rate of 13.9%. December 2025 marked our 42nd consecutive monthly distribution to shareholders.[2]
●	The Fund’s CLO equity portfolio generated steady and robust cash flows, annualizing to a 29.0% cash-on-cash return.[3]
●	As of December 31, 2025, the Fund’s total assets, plus available borrowings under a committed revolving credit facility, were $215 million. The Fund’s growth has been supported by consistent capital inflows through sales of the Fund’s shares and reinvestment of distributions, totaling $58 million for the full year.
●	We completed a private placement of preferred equity (the “Series B Term Preferred Shares”), resulting in $29 million of net proceeds, which we believe provides attractive, long-term capital for the Fund and will lead to an increase in net investment income.
●	We maintained a weighted average remaining reinvestment period (“WARRP”) of our CLO equity investment portfolio of 3.7 years, declining only modestly from 3.9 years at the prior year-end despite the passage of one year, through investing in CLO equity with a longer reinvestment period and proactively resetting and refinancing existing CLO investments
●	We deployed $109 million into new investments. Out of this amount, $70 million was invested in CLO equity, which had a weighted average effective yield (“WAEY”) of approximately 17.0% at the time of purchase and $13 million was invested in other credit assets with a WAEY of approximately 27.9% at the time of purchase. The remaining capital was deployed across CLO debt, loan accumulation facilities and other credit-oriented investments. We expect these purchases to be highly accretive to the Fund’s earnings power over time.
●	We navigated volatility in the credit market, while maintaining 0.16% of default exposure in the Fund’s underlying loan portfolio as of year-end.
3

Loan Market4

The US leveraged loan market had a strong year in 2025, supported by stable credit fundamentals and ample demand, though returns were tempered by ongoing spread compression. The S&P UBS Leveraged Loan Index, a broad index tracking the corporate loan market, generated a total return of 5.9% for the year, with a modest decline in average loan prices slightly offsetting income returns.5 Credit quality remained resilient, with the trailing 12-month default rate at 1.23%, well below long-term averages and despite a few high profile bankruptcy filings toward the end of the year.6 Furthermore, we believe last year’s defaults were largely issuer-specific and do not reflect a broader weakening in the loan market.

Total loan repayments reached $294 billion in 2025, resulting in a 12-month trailing repayment rate of 20.7%, while gross issuance of $400 billion translated into net new issuance of $106 billion. Importantly, the maturity profile of the loan market continues to improve, with just 4.1% of the overall market and 2.9% of the loans underlying the Fund’s CLO equity positions scheduled to mature before 2028.

CLO Market & Strategy Update4

CLO market activity remained strong in 2025, with CLO new issuance totaling a record $209 billion, surpassing the 2024 record of $202 billion. Resets and refinancings picked up as the year progressed, following a lull earlier in the year amid tariff-related uncertainty. In total, 2025 saw $232 billion of resets and $105 billion of refinancings. These transactions continued to lower liability costs and enhance the economics of existing CLO equity investments. As of year-end, the Fund’s CLO equity portfolio had a weighted average CLO AAA spread of 136 bps versus the market average of 133 bps.

Underlying CLO fundamentals remained healthy. Market-wide CCC-rated loan exposure averaged 4.3%, compared to 3.9% for the Fund’s CLO equity portfolio, while average junior overcollateralization cushions stood at 3.9% across the market versus 4.5% for the Fund. These metrics underscore the conservative positioning of our CLO equity portfolio relative to market averages.

Despite stable fundamentals, CLO equity performance in 2025 continued to face technical headwinds. Spread compression in the underlying loan market reduced the CLO equity arbitrage, which had a negative impact on the Fund’s cash flows and valuations. The record pace of CLO issuance, driven in large part during the second half of the year by captive CLO equity funds, which tend to be less sensitive to performance returns, limited tightening on CLO debt costs. Despite directing more refinancings and resets in our CLO equity portfolio than in any prior year, we were only able to partially offset the underlying loan spread compression with reductions in the CLO debt costs.

Looking ahead, several factors could support improved CLO equity performance. A robust pipeline of CLO resets and refinancings for existing CLO investments continues to offer opportunities for incremental CLO debt cost savings and an increase in CLO equity cash flows. 58.9% of the CLO equity portfolio comes off of non-call in 2026, and refinancings and resets will provide upside potential for future cash flows and valuations. In addition, any increase in new issue loan supply, CLO liquidations or periodic market dislocations may help rebalance loan supply and demand, creating conditions for wider spreads and potentially improved returns for CLO equity investors. Changes in base rates, including the Fed’s easing cycle, tend to have limited direct impact on CLO equity since it is principally a spread arbitrage product. However, lower base rates could be constructive at the margin by reducing interest expense for many leveraged loan issuers, which can help keep defaults contained.

The Fund remains focused on disciplined portfolio construction and long-term value creation. CLO equity remains central to the Fund’s strategy, and we continue to emphasize collateral manager selection, robust underwriting and relative value across primary and secondary opportunities.

In late 2025, we entered into a collateral manager partnership that includes a perpetual revenue share in the business. Eagle Point has entered into similar partnerships in the past, and we believe the structure allows the Fund to receive outsized returns by participating in the revenue-sharing economics and enterprise value creation as the business scales.

4

In parallel, we selectively increased exposure to other assets beyond CLOs, including regulatory capital relief transactions, infrastructure credit and collateralized fund obligations, where we see strong relative value and stable returns. While CLO equity remains the core of the Fund’s investment strategy, we believe these complementary investments enhance the portfolio’s yield potential and diversification by leveraging Eagle Point’s broader credit expertise and origination capabilities.

Market-driven valuation pressure in 2025 reflected broader technical dynamics rather than portfolio-specific issues. We believe the Fund is well positioned to benefit from improving CLO economics, our Adviser’s disciplined portfolio management and the continued allocation to private credit assets beyond CLOs. We remain confident in our ability to create long-term value for shareholders.

About Our Adviser

Eagle Point Credit Management LLC is an investment manager focused on private credit strategies in inefficient markets, including Portfolio Debt Securities, Regulatory Capital Relief transactions, Strategic Credit investments and CLO securities. As of December 31, 2025, our Adviser and its affiliates have $14 billion of assets under management (inclusive of undrawn capital commitments).

* * * *

Management remains keenly focused on continuing to create value for our shareholders. We appreciate the trust and confidence our fellow shareholders have placed in the Fund.

Thomas Majewski

Chairman and Chief Executive Officer

This letter is intended to assist shareholders in understanding the Fund’s performance for the year ended December 31, 2025. The views and opinions in this letter were current as of February 18, 2026. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this shareholder letter and you should not consider information contained on our website to be part of this shareholder letter or any other report we file with the SEC.

5

Notes

1	Assets under management represent gross assets, inclusive of committed but unfunded capital, managed by Eagle Point and certain of its affiliates.
2	Annualized distribution rate reflects distributions paid during the period noted, annualized, and divided by the period end NAV. The annualized distribution rate is not a guarantee of future returns and future performance may vary. The timing and frequency of distribution payments is not guaranteed. Such variance may be material and adverse, including the potential for full loss of principal and no distributions. In considering returns, investors should bear in mind that historical performance is not a guarantee, projection or prediction and is not indicative of future results. Actual net returns in any given year may be lower than the historical returns. Investment return and principal value of any investment will fluctuate and may be worth more or less than the amount initially invested. Distribution payments are not guaranteed. Distributions may be comprised of any combination of 1) net investment income and/or 2) net capital gain, and, if the Fund distributes an amount in excess of net investment income and net capital gains, a portion of such distribution will constitute a return of capital. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution may reduce the amount of investable funds. The actual components of the Fund’s distributions for US tax reporting purposes can only be finally determined as of the end of each fiscal year of the Fund and are thereafter reported to shareholders on Form 1099-DIV.
3	Cash-on-cash return is a non-GAAP measure and represents the total amount of recurring distributions received from investments for the period over the Fund’s average beginning NAV for the period, annualized. “Cash distributions” refers to the quarterly recurring cash distributions received by the Fund from its CLO equity, CLO debt and other investments and distributions from loan accumulation facilities in excess of capital invested.
4	Market data and statistics summarized herein are sourced from Bloomberg, JP Morgan, Nomura and Pitchbook LCD.
5	The S&P UBS Leveraged Loan Index tracks the investable universe of the USD-denominated leveraged loan market. You cannot invest directly in an index.
6	Default rate represents the rate of obligors who fail to remain current on their loans based on the par amount.
6

This report is transmitted to the shareholders of Eagle Point Institutional Income Fund (“we,” “us,” “our” or the “Fund”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2025. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Liquidity will be provided by the Fund only through limited repurchase offers described below (if at all). An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded and an investor should not expect to be able to sell shares regardless of how the Fund performs.

Neither the Adviser nor the Fund provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

7

Performance Data(1)

The following graph shows the performance of a $10,000 investment in the Fund’s shares and the S&P BDC Index for the period from June 1, 2022 (commencement of the Fund’s operations) through December 31, 2025. The performance calculation assumes the purchase of the Fund’s shares at the offering price at the beginning of the period (i.e., at the initial net asset value per share and assuming the maximum sales charge of 6.75%) and the repurchase of those shares at net asset value at the end of the periods shown. Distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown.

Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

Value of $10,000 Invested

	Average Total Returns		Annualized Total Return	Cumulative Total Returns
	1 Year^	3 years^	Since Inception	Since Inception^
Eagle Point Institutional Income Fund (without sales load)	-16.01%	-0.62%	0.66%	2.38%
Eagle Point Institutional Income Fund (with sales load)	-21.70%	-2.89%	-1.28%	-4.50%
S&P BDC Index	-3.51%	12.81%	9.00%	36.18%

Notes

(1)	The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The index shown herein has not been selected to represent a benchmark for a strategy’s performance, but is instead disclosed to allow for comparison of the Fund’s returns to that of a known, recognized and/or similar index. The S&P BDC Index is intended to measure the performance of all Business Development Companies (BDCs) that are listed on the NYSE or NASDAQ and satisfy market capitalization and other eligibility requirements. Although the Fund is not a BDC, BDCs generally invest in high yielding credit investments, as does the Fund. In addition, similar to the Fund, BDCs generally elect to be classified as a regulated investment company under the US Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders.
8

The summary of portfolio characteristics reflected below is as of December 31, 2025. The information presented below is on a look-through basis to the CLO equity held by the Fund as of December 31, 2025 (except as otherwise noted) and reflects the aggregate underlying exposure of the Fund based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Fund relating to December 2025 and from custody statements and/or other information received from CLO collateral managers, or other third-party sources.

Summary of Portfolio Investments(1)

Number of Securities	111
Number of Collateral Managers	22
Fair Value of CLO Equity Securities	$ 142.5
Fair Value of CLO Debt Securities	$ 10.7
Fair Value of Loan Acumulation Facility Securities	$ 5.0
Fair Value of Collateralized Fund Obgliation Securities	$ 3.6
Fair Value of Other Securities	$ 9.5

Summary of Underlying Portfolio Characteristics(2)

Number of Unique Underlying Loan Obligors	1,326
Largest Exposure to an Individual Obligor	0.61%
Average Individual Loan Obligor Exposure	0.08%
Top 10 Loan Obligors Exposure	4.92%
Aggregate Indirect Exposure to Senior Secured Loans(3)	96.98%
Weighted Average Market Value of Loan Collateral	97.52%
Weighted Average Stated Loan Spread	3.12%
Weighted Average Loan Maturity	4.8 years
Weighted Average Remaining CLO Equity Reinvestment Period	3.7 years
9

Notes

(1)	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of December 31, 2025.

(2)	The information presented is on a look-through basis to the collateralized loan obligation (“CLO”) equity held by the Fund as of December 31, 2025 (except as otherwise noted) and reflects the aggregate underlying exposure of the Fund based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Fund relating to December 2025 and from custody statements and/or other information received from CLO collateral managers or other third-party sources.

(3)	We obtain exposure in underlying senior secured loans indirectly through CLO equity.
10

ASSETS
Investments, at fair value (Cost $200,917,401)	$171,387,325
Cash and cash equivalents	11,652,247
Interest receivable	5,967,439
Deferred offering costs attributed to common shares	454,515
Prepaid expenses	74,587
Other assets	324,100
Total assets	189,860,213

LIABILITIES
8.125% Series A Term Preferred Shares due 2029, less unamortized deferred issuance costs of $731,904 (1,400,000 shares outstanding (Note 7))	34,268,096
8.00% Series B Term Preferred Shares due 2030, less unamortized deferred issuance costs of $584,591 (300,000 shares outstanding(Note 7))	29,415,409
Payable for securities purchased	908,220
Management fee payable	833,564
Incentive fee payable	711,541
Professional fees payable	359,607
Administration fees payable	128,936
Interest payable	113,333
Due to investor	78,250
Unfunded investment commitments, at fair value	65,989
Transfer agent fees payable	45,895
Other expenses payable	42,096
Total liabilities	66,970,936

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to common shares, unlimited shares authorized, 17,179,249 shares issued and outstanding	$122,889,277

NET ASSETS consist of:
Paid-in Capital	155,629,671
Aggregate distributable earnings (losses)	(32,740,394)
Total Net Assets	$122,889,277

Common shares issued and outstanding	17,179,249
Net asset value per common share	$7.15

See accompanying notes to the consolidated financial statements

11

Issuer/Investment(1)	Acquisition Date(2)	Principal Amount/ Shares	Cost	Fair Value(3)
Investments at Fair Value - 139.46% of Net Assets(4),(5)
Asset Backed Securities - 1.45% of Net Assets
Structured Finance
United States
Carvana Auto Receivables Trust 2025-P4
Class R Note (effective yield 15.33%, maturity 11/10/2033)(6),(7)	11/18/2025	3,301	$1,761,348	$1,785,543
Total Asset Backed Securities			1,761,348	1,785,543

Collateralized Fund Obligation Equity - 2.94% of Net Assets
Structured Finance
United States
ALP CFO 2025, L.P.
Subordinated Note (effective yield 39.04%, maturity 7/15/2037)(6),(7),(8)	7/30/2025	$3,612,000	3,612,000	3,617,388
Total Collateralized Fund Obligation Equity			3,612,000	3,617,388

Collateralized Loan Obligation Debt - 8.75% of Net Assets
Structured Finance
United States
Dryden 92 CLO, Ltd.
Secured Note - Class E, 10.65% (3M SOFR + 6.76%, due 11/20/2034)(7),(9)	10/29/2024	3,000,000	2,949,624	2,926,997
KKR CLO 17 Ltd.
Secured Note - Class E-R, 11.56% (3M SOFR + 7.65%, due 4/15/2034)(7),(9)	10/25/2024	3,000,000	2,990,956	2,870,757
Neuberger Berman Loan Advisers CLO 43, Ltd.
Secured Note - Class E-R, 8.48% (3M SOFR + 4.60%, due 7/17/2036)(7),(9)	6/26/2025	3,000,000	2,951,470	2,978,469
RAD CLO 15, Ltd.
Secured Note - Class D-R, 10.38% (3M SOFR + 6.50%, due 7/20/2040)(7),(9)	9/11/2025	2,000,000	2,018,834	1,970,100
Total Collateralized Loan Obligation Debt			10,910,884	10,746,323

Collateralized Loan Obligation Equity - 115.94% of Net Assets
Structured Finance
United States
AMMC CLO 28, Limited
Subordinated Note (effective yield 14.11%, maturity 7/20/2037)(6),(7),(8)	1/28/2025	2,400,000	1,804,749	1,560,127
AMMC CLO 30, Limited
Subordinated Note (effective yield 12.55%, maturity 1/15/2037)(6),(7),(8)	11/01/2024	4,725,000	3,409,378	2,946,316
AMMC CLO 31, Limited
Subordinated Note (effective yield 13.83%, maturity 2/20/2038)(6),(7),(8)	7/22/2025	4,500,000	4,099,613	3,705,992
Ares LXII CLO Ltd.
Subordinated Note (effective yield 14.34%, maturity 1/25/2034)(6),(7),(8)	1/18/2024	4,750,000	2,874,192	1,846,043
Ares LXIV CLO Ltd.
Subordinated Note (effective yield 12.84%, maturity 10/22/2039)(6),(7),(8)	1/26/2023	1,064,500	621,613	444,221
Ares LXV CLO LTD.
Subordinated Note (effective yield 16.89%, maturity 7/25/2034)(6),(7),(8)	4/16/2024	1,050,000	666,583	489,103
Ares LXIX CLO Ltd.
Income Note (effective yield 15.09%, maturity 4/15/2036)(6),(7),(8),(10)	1/31/2024	4,850,000	2,987,868	2,307,330
Ares LXXII CLO Ltd.
Income Note (effective yield 15.92%, maturity 7/15/2037)(6),(7),(8),(10)	6/21/2024	4,050,000	2,676,892	1,954,253
Ares LXXIV CLO Ltd.
Subordinated Note (effective yield 13.69%, maturity 10/15/2037)(6),(7),(8)	7/23/2025	3,850,000	3,151,092	2,506,933
Ares LXXVI CLO Ltd.
Income Note (effective yield 16.30%, maturity 5/27/2038)(6),(7),(8),(10)	4/14/2025	2,825,000	1,952,870	1,963,349
Ares Loan Funding IV, Ltd.
Subordinated Note (effective yield 18.22%, maturity 10/15/2038)(6),(7),(8)	4/23/2024	5,326,000	3,490,273	2,924,967
Bardot CLO, Ltd.
Subordinated Note (effective yield 3.62%, maturity 10/22/2032)(6),(7),(8),(10)	11/22/2022	275,000	117,167	43,562

See accompanying notes to the consolidated financial statements

12

Issuer/Investment(1)	Acquisition Date(2)	Principal Amount/ Shares	Cost	Fair Value(3)
Collateralized Loan Obligation Equity - 115.94% of Net Assets (continued)
Structured Finance (continued)
United States (continued)
Barings CLO Ltd. 2021-II
Subordinated Note (effective yield 13.96%, maturity 7/15/2034)(6),(7),(8)	9/07/2022	$600,000	$344,328	$273,492
Barings CLO Ltd. 2022-II
Income Note (effective yield 32.21%, maturity 7/15/2039)(6),(7),(8),(10)	6/21/2022	1,000,000	331,928	409,115
Barings CLO Ltd. 2022-IV
Subordinated Note (effective yield 11.54%, maturity 10/20/2037)(6),(7),(8)	10/29/2024	3,500,000	3,010,175	2,370,071
Barings CLO Ltd. 2024-II
Income Note (effective yield 17.03%, maturity 7/15/2039)(6),(7),(8),(10)	5/31/2024	4,300,000	2,662,418	2,632,326
Barings CLO Ltd. 2025-IV
Income Note (effective yield 16.91%, maturity 10/15/2040)(6),(7),(8),(10)	8/07/2025	4,475,000	3,115,538	3,329,122
Battalion CLO XXIII Ltd.
Income Note (effective yield 11.78%, maturity 10/15/2037)(6),(7),(8),(10)	5/19/2022	1,225,000	540,508	354,419
Bear Mountain Park CLO, Ltd.
Income Note (effective yield 23.29%, maturity 7/15/2037)(6),(7),(8),(10)	7/13/2022	550,000	417,511	442,292
Belmont Park CLO, Ltd.
Income Note (effective yield 9.71%, maturity 4/15/2037)(6),(7),(8),(10)	2/21/2024	3,450,000	2,141,509	1,748,362
Bowling Green Park CLO, LLC
Subordinated Note (effective yield 13.42%, maturity 4/18/2035)(6),(7),(8)	2/15/2024	3,306,800	2,175,678	1,808,411
Carlyle US CLO 2017-2, Ltd.
Subordinated Note (effective yield 13.43%, maturity 7/20/2037)(6),(7),(8)	10/09/2024	13,300,000	2,711,913	2,275,348
Carlyle US CLO 2021-10, Ltd.
Subordinated Note (effective yield 13.69%, maturity 1/20/2038)(6),(7),(8)	8/16/2023	4,307,000	2,046,205	1,670,431
Carlyle US CLO 2021-6, Ltd.
Subordinated Note (effective yield 18.92%, maturity 1/15/2038)(6),(7),(8)	9/06/2024	5,000,000	2,164,616	2,062,929
Carlyle US CLO 2022-4 Ltd.
Subordinated Note (effective yield 12.18%, maturity 7/25/2036)(6),(7),(8)	10/29/2024	3,425,000	3,160,310	2,706,068
Carlyle US CLO 2022-2, Ltd.
Subordinated Note (effective yield 10.33%, maturity 1/20/2038)(6),(7),(8)	8/15/2023	3,482,000	2,232,065	1,618,412
Carlyle US CLO 2022-5, Ltd.
Subordinated Note (effective yield 16.08%, maturity 10/15/2037)(6),(7),(8)	5/02/2025	1,575,000	954,863	918,021
Carlyle US CLO 2023-3, Ltd.
Income Note (effective yield 17.33%, maturity 10/15/2040)(6),(7),(8),(10)	7/06/2023	1,000,000	657,622	590,608
CBAM 2019-9, Ltd.
Subordinated Note (effective yield 11.99%, maturity 7/15/2037)(6),(7),(8)	11/01/2024	8,550,000	2,985,536	3,153,302
CIFC Funding 2017-I, Ltd.
Subordinated Note (effective yield 6.92%, maturity 4/21/2037)(6),(7),(8)	10/09/2024	5,000,000	2,081,710	1,641,985
CIFC Funding 2017-III Ltd.
Subordinated Note (effective yield 7.96%, maturity 4/20/2037)(6),(7),(8)	10/09/2024	5,800,000	2,095,336	1,616,395
CIFC Funding 2017-V Ltd
Subordinated Note (effective yield 7.49%, maturity 7/17/2037)(6),(7),(8)	10/30/2024	1,000,000	450,891	302,828
CIFC Funding 2019-II Ltd.
Subordinated Note (effective yield 15.24%, maturity 10/17/2038)(6),(7),(8)	9/10/2024	5,296,000	3,365,890	3,250,776
CIFC Funding 2019-V, Ltd.
Income Note (effective yield 12.14%, maturity 10/15/2038)(6),(7),(8)	8/13/2025	1,046,000	653,761	617,568
CIFC Funding 2019-VI, Ltd.
Subordinated Note (effective yield 8.48%, maturity 7/16/2037)(6),(7),(8)	9/10/2024	3,700,000	2,742,357	1,935,941
CIFC Funding 2020-II, Ltd.
Income Note (effective yield 8.60%, maturity 10/20/2034)(6),(7),(8)	11/05/2024	200,000	125,276	98,874
CIFC Funding 2020-II, Ltd.
Subordinated Note (effective yield 8.60%, maturity 10/20/2034)(6),(7),(8)	12/14/2022	650,000	391,172	320,172
CIFC Funding 2021-V, Ltd.
Subordinated Note (effective yield 12.62%, maturity 1/15/2038)(6),(7),(8)	5/08/2025	5,043,215	3,059,643	2,754,241
CIFC Funding 2022-IV, Ltd.
Subordinated Note (effective yield 14.90%, maturity 7/16/2035)(6),(7),(8)	10/23/2023	2,400,000	1,762,105	1,541,837

See accompanying notes to the consolidated financial statements

13

Issuer/Investment(1)	Acquisition Date(2)	Principal Amount/ Shares	Cost	Fair Value(3)
Collateralized Loan Obligation Equity - 115.94% of Net Assets (continued)
Structured Finance (continued)
United States (continued)
CIFC Funding 2022-VI, Ltd.
Income Note (effective yield 16.29%, maturity 10/16/2038)(6),(7),(8),(10)	8/01/2022	$600,000	$425,416	$418,560
CIFC Funding 2023-I, Ltd.
Income Note (effective yield 17.09%, maturity 10/15/2038)(6),(7),(8),(10)	9/14/2023	5,075,000	3,650,294	3,910,279
CIFC Funding 2025-II, Ltd.
Income Note (effective yield 14.39%, maturity 4/15/2038)(6),(7),(8),(10)	2/07/2025	5,000,000	4,045,184	3,983,505
CIFC Funding 2025-V, Ltd.
Income Note (effective yield 13.70%, maturity 10/15/2038)(6),(7),(8),(10)	7/30/2025	4,825,000	3,931,140	3,574,985
Clover CLO 2021-2, LLC
Subordinated Note (effective yield 16.13%, maturity 7/20/2038)(6),(7),(8)	8/09/2023	2,150,000	1,333,979	1,154,574
Croton Park CLO, Ltd.
Subordinated Note (effective yield 12.97%, maturity 10/15/2037)(6),(7),(8)	6/25/2025	5,000,000	3,761,967	3,176,656
Danby Park CLO, Ltd.
Subordinated Note (effective yield 9.09%, maturity 10/21/2037)(6),(7),(8)	10/31/2024	2,950,000	2,647,659	1,852,375
Dryden 94 CLO, Ltd.
Income Note (effective yield 4.09%, maturity 10/15/2037)(6),(7),(8),(10)	4/28/2022	4,775,000	2,627,358	1,673,685
Dryden 109 CLO, Ltd.
Subordinated Note (effective yield 15.28%, maturity 4/15/2038)(6),(7),(8),(10)	2/15/2023	4,625,000	2,243,833	1,939,520
Dryden 78 CLO Ltd.
Subordinated Note (effective yield 8.48%, maturity 4/17/2037)(6),(7),(8)	7/31/2024	5,950,000	2,739,337	2,095,218
Eaton Vance CLO 2020-1, Ltd.
Subordinated Note (effective yield 12.63%, maturity 10/15/2037)(6),(7),(8),(10)	8/08/2023	2,435,000	1,388,920	989,973
Eaton Vance CLO 2020-2, Ltd.
Subordinated Note (effective yield 11.34%, maturity 10/15/2037)(6),(7),(8),(10)	9/16/2022	800,000	472,197	324,783
Elmwood CLO 21 Ltd.
Subordinated Note (effective yield 11.84%, maturity 10/15/2038)(6),(7),(8)	10/26/2023	3,989,000	2,134,504	1,791,576
Invesco CLO 2022-3, Ltd.
Class Y Note (effective yield 9.82%, maturity 10/22/2037)(6),(7),(8)	10/29/2024	385,000	–	147,407
Invesco CLO 2022-2, Ltd.
Class Y Note (effective yield 11.82%, maturity 7/20/2035)(6),(7),(8)	8/14/2024	120,000	20,453	17,762
Invesco CLO 2022-3, Ltd.
Subordinated Note (effective yield 9.82%, maturity 10/22/2037)(6),(7),(8)	10/29/2024	3,850,000	2,820,189	1,974,224
Invesco CLO 2022-2, Ltd.
Subordinated Note (effective yield 11.82%, maturity 7/20/2035)(6),(7),(8)	8/14/2024	1,550,000	862,038	575,683
Kings Park CLO, Ltd.
Subordinated Note (effective yield 9.46%, maturity 1/21/2039)(6),(7),(8)	4/27/2023	1,067,500	704,440	512,510
Lake George Park CLO, Ltd.
Income Note (effective yield 16.50%, maturity 4/15/2038)(6),(7),(8),(10)	2/18/2025	4,750,000	3,790,926	4,033,585
Madison Park Funding XX, Ltd.
Subordinated Note (effective yield 15.17%, maturity 10/27/2037)(6),(7),(8),(10)	2/06/2025	1,875,000	973,837	595,261
Madison Park Funding XXVIII Ltd.
Subordinated Note (effective yield 19.39%, maturity 1/15/2038)(6),(7),(8)	5/13/2025	7,600,000	2,953,523	2,272,895
Madison Park Funding XXXIV, Ltd.
Subordinated Note (effective yield 16.40%, maturity 10/16/2037)(6),(7),(8)	9/27/2022	1,162,000	570,046	395,994
Madison Park Funding XL-R, Ltd.
Income Note (effective yield 14.06%, maturity 10/16/2038)(6),(7),(8)	9/05/2025	3,100,000	2,945,000	2,460,172
Madison Park Funding LII, Ltd.
Subordinated Note (effective yield 13.28%, maturity 1/22/2035)(6),(7),(8)	3/13/2024	4,200,000	2,501,832	1,286,357
Madison Park Funding LXII, Ltd.
Subordinated Note (effective yield 15.20%, maturity 7/16/2038)(6),(7),(8)	7/27/2023	3,025,000	1,833,270	1,390,091
Madison Park Funding LXIX, Ltd.
Subordinated Note (effective yield 13.76%, maturity 7/25/2037)(6),(7),(8)	5/22/2025	1,100,000	835,662	645,829
Meacham Park Clo, Ltd.
Subordinated Note (effective yield 10.21%, maturity 10/20/2037)(6),(7),(8)	1/24/2025	4,150,000	3,002,929	2,311,678

See accompanying notes to the consolidated financial statements

14

Issuer/Investment(1)	Acquisition Date(2)	Principal Amount/ Shares	Cost	Fair Value(3)
Collateralized Loan Obligation Equity - 115.94% of Net Assets (continued)
Structured Finance (continued)
United States (continued)
Morgan Stanley Eaton Vance CLO 2023-20, Ltd.
Subordinated Note (effective yield 6.20%, maturity 1/20/2037)(6),(7),(8)	5/08/2024	$3,780,000	$2,691,699	$1,921,853
OCP CLO 2020-20, Ltd.
Subordinated Note (effective yield 5.38%, maturity 4/18/2037)(6),(7),(8)	4/25/2024	2,000,000	1,464,738	1,218,424
OCP CLO 2021-22, Ltd.
Subordinated Note (effective yield 8.12%, maturity 10/20/2037)(6),(7),(8)	5/08/2024	3,425,000	2,330,372	1,690,165
OCP CLO 2023-30, Ltd.
Subordinated Note (effective yield 2.90%, maturity 1/24/2039)(6),(7),(8)	5/10/2024	4,563,000	3,390,721	3,150,239
OCP CLO 2024-36, Ltd.
Subordinated Note (effective yield 10.07%, maturity 10/16/2037)(6),(7),(8)	5/15/2025	3,750,000	2,925,337	2,455,829
Octagon 58, Ltd.
Income Note (effective yield 10.58%, maturity 4/15/2038)(6),(7),(8),(10)	4/21/2022	3,150,000	3,008,225	2,104,123
Octagon Investment Partners 38, Ltd.
Subordinated Note (effective yield 12.85%, maturity 10/20/2037)(6),(7),(8)	10/29/2024	13,965,030	2,967,569	1,950,160
Octagon Investment Partners 45, Ltd.
Subordinated Note (effective yield 5.67%, maturity 4/15/2035)(6),(7),(8)	7/27/2023	1,600,000	753,608	307,496
Park Blue CLO 2024-V, Ltd.
Subordinated Note (effective yield 12.44%, maturity 7/25/2037)(6),(7),(8)	10/09/2024	3,750,000	2,575,313	1,937,007
Point Au Roche Park CLO, Ltd.
Subordinated Note (effective yield 9.89%, maturity 7/20/2034)(6),(7),(8)	8/07/2023	2,275,000	1,245,845	882,920
RAD CLO 3, Ltd.
Subordinated Note (effective yield 22.12%, maturity 7/15/2037)(6),(7),(8),(10)	4/22/2025	7,275,000	3,238,700	2,531,246
Reese Park CLO, Ltd.
Class M-2 Note (effective yield 14.78%, maturity 1/15/2038)(6),(7),(8)	5/08/2025	6,955,000	–	209,954
Reese Park CLO, Ltd.
Subordinated Note (effective yield 14.78%, maturity 1/15/2038)(6),(7),(8)	5/08/2025	5,350,000	2,900,578	2,317,601
Regatta XII Funding Ltd.
Class R1A Note (effective yield 12.50%, maturity 10/15/2037)(6),(7),(8)	12/12/2024	6,636,950	15,547	19,737
Regatta XII Funding Ltd.
Class R2 Note (effective yield 12.50%, maturity 10/15/2037)(6),(7),(8)	12/12/2024	6,636,950	139,924	177,640
Regatta XXI Funding Ltd.
Subordinated Note (effective yield 13.17%, maturity 10/15/2037)(6),(7),(8)	6/10/2022	650,000	400,655	289,654
Regatta XXII Funding Ltd.
Subordinated Note (effective yield 18.77%, maturity 1/15/2039)(6),(7),(8)	6/20/2023	1,312,500	818,744	846,143
Regatta XXIV Funding Ltd.
Subordinated Note (effective yield 16.89%, maturity 1/20/2038)(6),(7),(8)	12/27/2024	700,000	379,250	323,256
Rockford Tower CLO 2022-3, Ltd.
Subordinated Note (effective yield 33.56%, maturity 7/20/2037)(6),(7),(8),(10)	7/27/2023	1,400,000	587,494	734,500
Rockford Tower 2023-2 Ltd
Subordinated Note (effective yield 15.99%, maturity 10/20/2037)(6),(7),(8)	2/14/2025	1,275,000	980,878	761,754
RR 28 Ltd.
Subordinated Note (effective yield 9.17%, maturity 4/15/2037)(6),(7),(8)	10/31/2024	7,675,000	3,348,312	3,362,780
Shackleton 2019-XIV CLO, Ltd.
Subordinated Note (effective yield 15.98%, maturity 7/20/2034)(6),(7),(8)	1/24/2024	3,800,000	2,460,138	1,799,786
Wind River 2022-2 CLO Ltd.
Income Note (effective yield 0.00%, maturity 7/20/2035)(6),(7),(8),(10),(11),(12)	6/03/2022	600,000	323,016	134,005
Wind River 2022-1 CLO Ltd.
Subordinated Note (effective yield 4.01%, maturity 7/20/2035)(6),(7),(8)	8/15/2023	3,118,610	1,708,370	706,953
Total Collateralized Loan Obligation Equity			172,104,120	142,473,904

See accompanying notes to the consolidated financial statements

15

Issuer/Investment(1)	Acquisition Date(2)	Principal Amount/ Shares	Cost	Fair Value(3)
Equity Securities - 0.04% of Net Assets
Financial Services
United States
Pasadena Private Lending, Inc.
Common Stock(7),(8),(13)	12/18/2025	4,636	$43,312	$43,312
Total Equity Securities			43,312	43,312

Loan Accumulation Facilities - 4.10% of Net Assets
Structured Finance
United States
Steamboat LV Ltd.
Loan Accumulation Facility(7),(8),(14)	6/16/2025	$967,000	967,000	967,625
Steamboat LVI Ltd.
Loan Accumulation Facility(7),(8),(14)	5/27/2025	1,535,625	1,535,625	1,543,947
Steamboat LVII Ltd.
Loan Accumulation Facility(7),(8),(14)	5/02/2025	813,500	813,500	815,289
Steamboat LIX Ltd.
Loan Accumulation Facility(7),(8),(14)	6/23/2025	1,332,250	1,332,250	1,354,724
Steamboat LXII Ltd.
Loan Accumulation Facility(7),(8),(14)	10/08/2025	196,500	196,500	195,328
Steamboat LXIII Ltd.
Loan Accumulation Facility(7),(8),(14)	12/17/2025	167,000	167,000	167,041
Total Loan Accumulation Facilities			5,011,875	5,043,954

Loans and Notes - 5.41% of Net Assets
Entertainment
United States
SI Tickets, Inc.
Senior Secured Loan, 10.00% (due 8/30/2026)(7),(8),(11),(15),(16)	11/12/2025	421,714	421,714	428,883
Financial Services
United States
B. Riley Financial, Inc.
Senior Unsecured Note, 5.50% (due 3/21/2026)(11)	11/20/2025	1,075	25,820	26,563
Pasadena Private Lending, Inc.
Senior Secured Loan, 13.44% (3M SOFR + 9.75%, due 1/31/2031)(7),(8),(9),(15)	12/18/2025	1,632,500	1,500,983	1,566,509
Total Financial Services			1,526,803	1,593,072
Infrastructure
United States
Heritage Energy Holdings, LLC
Senior Secured Loan, 15.00% (due 6/30/2027)(7),(8)	12/31/2025	831,000	814,380	814,380
Nexus Apex Holdings, LLC
Senior Secured Loan, 14.79% (3M SOFR + 11.00%, due 12/4/2027)(7),(8),(9),(15)	12/01/2025	3,757,200	3,683,956	3,813,558
Total Infrastructure			4,498,336	4,627,938
Total Loans and Notes			6,446,853	6,649,893

Preferred Stocks - 0.75% of Net Assets
Financial Services
United States
Pasadena Private Lending, Inc.
Convertible Preferred Stock, Class C-2, 10.00% (due 12/22/2031)(7),(8),(11)	12/18/2025	4,636	160,672	160,672
Pasadena Private Lending, Inc.
Preferred Stock, Class D, 15.00% (due 4/20/2031)(7),(8),(11)	10/17/2025	816	816,000	765,661
Total Preferred Stocks			976,672	926,333

See accompanying notes to the consolidated financial statements

16

Issuer/Investment(1)	Acquisition Date(2)	Principal Amount/ Shares	Cost	Fair Value(3)
Warrants - 0.08% of Net Assets
Financial Services
United States
Pasadena Private Lending, Inc.
Warrants (Expiration 12/31/2049)(7),(8),(13)	10/20/2025	10,776	$50,337	$100,675
Total Warrants			50,337	100,675

Total investments at fair value as of December 31, 2025			200,917,401	171,387,325

Liabilities at Fair Value - (0.05%) of Net Assets(5),(15)
Unfunded Loan Commitments - (0.05)% of Net Assets
Financial Services
United States
Pasadena Private Lending, Inc. (Unfunded)
Senior Secured Loan, 13.44% (3M SOFR + 9.75%, due 1/31/2031) (7),(8),(9)	12/18/2025	$(1,632,500)	–	(65,989)
Total Unfunded Loan Commitments			–	(65,989)
Total Liabilities at Fair Value as of December 31, 2025			–	(65,989)

Net assets above (below) fair value of investments				(48,432,059)

Net assets as of December 31, 2025				$122,889,277

(1)	The Fund is not affiliated with, nor does it “control” (as such term is defined in the Investment Fund Act of 1940, as amended (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to “control” an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial purchase date of investment.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.
(4)	Country represents the principal country of risk where the investment has exposure.
(5)	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 8 “Revolving Credit Facility” for further discussion.
(6)	Collateralized loan obligation (“CLO”) equity, Collateralized Fund Obligations equity and Asset Backed Security residual tranches are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of December 31, 2025, the Fund’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 12.93%.
(7)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of December 31, 2025, the aggregate fair value of these securities is $171.3 million, or 139.39% of the Fund’s net assets.
(8)	Classified as Level III investment. See Note 3 “Valuation of Investments” for further discussion.
(9)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(10)	Fair value includes the Fund’s interest in fee rebates on CLO subordinated and income notes.
(11)	Fixed rate investment.
(12)	As of December 31, 2025, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(13)	Non-income producing security.
(14)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(15)	This investment has an unfunded commitment as of December 31, 2025. Refer to Note 10 “Commitments and Contingencies” for further discussion.
(16)	As of December 31, 2025, the investment includes interest income capitalized as additional investment principal, referred to as “PIK” interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received. See Note 2 “Summary of Significant Accounting Policies” for further discussion.

Reference Key:

SOFR Secured Overnight Financing Rate

See accompanying notes to the consolidated financial statements

17

INVESTMENT INCOME
Interest income	$25,097,177
Dividend income	49,194
Other income	507,363
Total investment income	25,653,734

EXPENSES
Interest expense	6,673,227
Management fee	3,186,088
Incentive fee	2,694,292
Amortization of deferred offering costs attributed to common shares	883,788
Professional fees	768,199
Transfer agent fees	507,656
Administration fees	499,402
Tax expense	120,927
Trustees’ fees	106,500
Other expenses	320,277
Total Expenses	15,760,356
NET INVESTMENT INCOME	9,893,378

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(6,395,787)
Net change in unrealized appreciation (depreciation) on investments	(24,534,165)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(30,929,952)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,036,574)

See accompanying notes to the consolidated financial statements

18

	For the year ended December 31, 2025	For the year ended December 31, 2024
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$9,893,378	$7,109,025
Net realized gain (loss) from investments	(6,395,787)	109,152
Net change in unrealized appreciation (depreciation) on investments	(24,534,165)	(4,918,729)
Total net increase (decrease) in net assets resulting from operations	(21,036,574)	2,299,448

DISTRIBUTIONS TO SHAREHOLDERS:
Total earnings distributed	(11,690,467)	(7,865,585)
Distributions from tax return of capital	(2,524,138)	–
Total distributions to shareholders	(14,214,605)	(7,865,585)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	52,587,779	63,197,675
Reinvestment of distributions resulting in the issuance of shares	5,600,171	2,881,994
Repurchase of shares	(6,283,810)	(3,424,426)
Total increase (decrease) in net assets from capital transactions	51,904,140	62,655,243

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,652,961	57,089,106

NET ASSETS AT BEGINNING OF PERIOD	106,236,316	49,147,210
NET ASSETS AT END OF PERIOD	$122,889,277	$106,236,316

CAPITAL SHARE ACTIVITY
Shares sold	6,134,409	6,286,312
Shares sold pursuant to the Fund’s distribution reinvestment plan	696,854	300,404
Repurchased shares	(697,781)	(344,318)
Total increase (decrease) in capital share activity	6,133,482	6,242,398

See accompanying notes to the consolidated financial statements

19

For the Year Ended December 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$(21,036,574)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investments	(108,402,925)
Proceeds from sales of investments and repayments of principal(1)	60,449,387
Net realized (gain) loss on investments	6,395,787
Net change in unrealized appreciation/(depreciation) on investments	24,534,165
Amortization of deferred issuance costs attributed to preferred shares	1,288,878
Amortization of deferred financing costs attributed to revolving credit facility	92,858
Amortization of deferred offering costs attributed to common shares	883,788
Amortization (accretion) of premiums or discounts on CLO debt securities	(15,317)
Change in assets and liabilities:
Interest receivable	(956,080)
Prepaid expenses	(7,720)
Due from Adviser	1,665,553
Other assets	(324,100)
Incentive fee payable	(1,033,147)
Management fee payable	(406,653)
Interest payable	(225,531)
Professional fees payable	31,341
Administration fees payable	30,081
Transfer agent fees payable	25,895
Trustees’ fees payable	(53,250)
Due to investor	78,250
Other expenses payable	(93,159)
Net cash provided by (used in) operating activities	(37,078,473)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under credit facility	21,200,000
Repayments under credit facility	(40,700,000)
Proceeds from issuance of 8.00% Series B Term Preferred Shares due 2030	30,000,000
Issuance costs, paid and deferred	(940,121)
Distributions to shareholders, net of reinvestment	(8,614,434)
Proceeds from shares sold	53,516,874
Repurchase of shares	(6,283,810)
Offering costs, paid and deferred	(790,894)
Net cash provided by (used in) financing activities	47,387,615
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$10,309,142
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	$1,343,105
CASH AND CASH EQUIVALENTS, END OF PERIOD	$11,652,247

Supplemental disclosure of non-cash operating and financing activities:
Cash paid for interest expense	$5,479,683

(1)	Proceeds from sales or maturity of investments includes $10,731,931 of return of capital on CLO equity investments from recurring cash flows.

See accompanying notes to the consolidated financial statements

20

1. Organization

Eagle Point Institutional Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Eagle Point Credit Management LLC (the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), and operates under the supervision of the Fund’s Board of Trustees (the “Board”). The Fund has elected to be treated, and to qualify, as a regulated investment company (“RIC”) under the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with the Fund’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity investments, the Fund may receive fee rebates from the CLO issuer. The CLO securities in which the Fund primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal.

The Fund commenced operations on June 1, 2022 and is offering its common shares of beneficial interest (“Shares”) on a continuous basis at the applicable period end net asset value (“NAV”) per share plus any applicable sales loads. As of December 31, 2025, the Fund offered Class A Shares.

The Fund has three wholly-owned subsidiaries: EPIIF Sub (US) LLC (“Sub US”), EPIIF Sub (Cayman) Ltd. (“Sub I”) and EPIIF Sub II (Cayman) Ltd. (“Sub II”), each a Cayman Islands exempted company. These subsidiaries were organized to hold certain of the Fund’s investments for legal, regulatory and tax purposes. As of December 31, 2025, Sub US, Sub I and Sub II represented approximately 0.00%, 0.19% and 1.98% of the Fund’s total assets, respectively.

2. Summary of Significant Accounting Policies

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions, which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of the Fund’s investments. Actual results may differ from those estimates.

Operating Segments

The Fund has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Fund is comprised of the Fund’s Chief Executive Officer and Chief Financial Officer.

Key financial information used by the CODM to assess the Fund’s performance and make operational decisions - including the Fund’s portfolio composition, total return, changes in net assets and expense ratios - is consistent with the presentation within the Fund’s consolidated financial statements. Segment assets are reflected as “Total Assets” on the accompanying Consolidated Statement of Assets and Liabilities and significant segment expenses are listed on the Consolidated Statement of Operations.

21

Securities Transactions

The Fund records the purchase and sale of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Fund defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Fund maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are classified as Level I in the fair value hierarchy. As of December 31, 2025, the Fund held no cash equivalents.

Warrants

The Fund may receive warrants from issuers upon an investment in the debt or equity of an issuer. Warrants provide the Fund with exposure to and potential gains upon equity appreciation of the issuer’s share price.

The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As the expiration date of a warrant approaches, the time value declines. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an in-the-money warrant will also decline. Furthermore, at expiration, if the price of the stock underlying the warrant does not exceed the warrant’s strike price, the warrant will expire worthless. As a result, the Fund could potentially lose its entire investment in a warrant. The Fund is also exposed to counterparty risk, which arises from the potential failure of an issuer of warrants to settle exercised warrants. The maximum potential loss to the Fund from counterparty risk is limited to the fair value of the contracts.

The Fund accounts for the warrants in accordance with ASC 815, Derivatives and Hedging, and recognizes warrants as assets at fair value on the Fund’s Consolidated Statement of Assets and Liabilities, as warrants are being measured at fair value each reporting period, with changes in fair value recorded in unrealized appreciation (depreciation) on investments account in the Consolidated Statement of Operations.

Investment Income Recognition

Interest Income from Investments

Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.

Premiums and discounts on debt securities are amortized or accreted, respectively, using the effective interest method and included in interest income. The Fund applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Fund does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed.

Investment income from investments in the equity tranche securities of CLOs, collateralized fund obligations (“CFOs”) and fee rebates is recognized using the effective interest method, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, income is recognized based on an effective yield derived from cash flows projected to expected call date, and any difference between cash distributed and income amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter. For CFO equity and certain other investments, the effective yield is reviewed at each measurement date and updated periodically based on the facts and circumstances known to the Adviser.

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Investment income from investments in LAFs is recognized in accordance with the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. LAFs represent beneficial interests in securitized financial assets, and interest income is recognized over the life of the investment, consistent with the presentation of interest income by investment companies, even though such investments are measured at fair value. For the year ended December 31, 2025, the Fund recorded $1.4 million in interest income from LAFs.

Dividend Income

Dividend income from preferred equity securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded companies.

Other Income

Other income includes the Fund’s share of income under the terms of fee rebate agreements.

Expenses, Offering Cost and Deferred Financing and Issuance Costs

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Interest Expense

Interest expense includes the Fund’s distributions associated with the Fund’s 8.125% Series A Term Preferred Shares due 2029 (the “Series A Term Preferred Shares”) and 8.00% Series B Term Preferred Shares due 2030 (the “Series B Term Preferred Shares” and collectively with the Series A Term Preferred Shares, the “Preferred Shares”) and interest amounts due under the Revolving Credit Facilities (as defined below) in relation to outstanding borrowings, unused commitment fees and amortization of deferred financing and issuance costs associated with borrowings.

The following table summarizes the components of interest expense for the year ended December 31, 2025:

Amounts in millions

	Series A Term Preferred Shares	Series B Term Preferred Shares	Revolving Credit Facility	Total
Distributions declared and paid	$2.8	$1.7	$—	$4.5
Distributions accrued and unpaid	—	0.1	—	0.1
Interest expense on Revolving Credit Facility	—	—	0.7	0.7
Amortization of deferred financing and issuance costs	0.9	0.3	0.1	1.3
Total interest expense	$3.7	$2.1	$0.8	$6.6

Please refer to Note 6 “Revolving Credit Facilities” and Note 7 “Mandatorily Redeemable Preferred Shares” for further discussion relating to the interest expense due under the Revolving Credit Facilities and the Preferred Shares issuances, respectively.

Deferred Financing and Issuance Costs

Deferred financing and issuance costs consist of fees and expenses incurred in connection with the Revolving Credit Facilities and the issuance of Preferred Shares. These costs are capitalized at the time of payment and amortized over the respective terms of the Revolving Credit Facilities and Preferred Shares using the straight-line basis, which approximates the effective interest method.

Amortization of deferred financing and issuance costs is recorded as interest expense on the Consolidated Statement of Operations.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and state registration fees. Insurance premiums are amortized over the term of the current insurance policy. State registration fees are amortized over twelve months from the time of payment.

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U.S. Federal and Other Taxes

The Fund intends to operate so as to continue to qualify to be taxed as a RIC under the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required.

The Fund has adopted November 30th as its fiscal tax year end. The Fund intends to file U.S. federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Fund’s tax return filings generally remains open for three years. The Fund has analyzed its tax positions for the year ended December 31, 2025, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s consolidated financial statements.

Because U.S. federal income tax regulations differ from U.S. GAAP, characteristics of distributions may differ for financial reporting and tax purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected under “aggregate distributable earnings (loss)” in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from the Fund’s investments that are classified for tax purposes as partnerships and passive foreign investment companies.

For the year ended December 31, 2025, $4.8 million was reclassified from aggregate distributable earnings (losses) to paid-in capital reported on the Consolidated Statement of Assets and Liabilities. This amount represents the net of $2.1 million of nondeductible offering costs, $0.1 million of nondeductible U.S. federal excise taxes incurred in relation to the 2024 excise tax year, and $2.5 million of adjustments related to current year return of capital. The reclassification of distribution characteristics has no effect on the Fund’s total net assets or net asset value per share of the Fund’s common shares.

For the tax year ended November 30, 2025, the estimated components of distributable earnings (accumulated loss)

reported on the Consolidated Statement of Assets and Liabilities on a tax basis were as follows:

Amounts in millions

Undistributed ordinary income	$–
Distributable accumulated capital losses (carry forward)	(0.2)
Unrealized appreciation (depreciation) on investments	(21.9)

As of the tax period ended November 30, 2025, the Fund has $0 of short-term capital losses and $0.2 milllion of long-term capital losses which are available to carry forward to the next year without expiration.

The following table summarizes the tax character of distributions to common and preferred shareholders for the respective tax years. Tax information for the tax year ended November 30, 2025 is estimated and is not considered final until the Fund files its tax return.

Amounts in millions

Tax Year	Ordinary Dividend	Return of Capital
2025	$15.1	$2.5
2024	7.7	–
2023	2.1	–
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For the year ended December 31, 2025, the estimated components of distributable earnings (accumulated loss) reported on the Consolidated Statement of Assets and Liabilities on a tax basis were as follows:

Undistributed ordinary income	$-
Distributable accumulated capital losses (carry forward)	(0.2)
Unrealized appreciation (depreciation) on investments	(21.9)
Other Timing Differences*	(10.6)
Total	$(32.7)

*	Other timing differences include book/tax differences in the Fund’s CLO equity and partnership investments as well as timing differences caused by the difference between book and tax year end.

As of December 31, 2025, net unrealized appreciation (depreciation) of the Fund’s investments on a tax basis was as follows:

Amounts in millions

Cost for federal income tax purposes	$193.3
Gross unrealized appreciation	$2.7
Gross unrealized depreciation	(24.6)
Net unrealized depreciation	$(21.9)

Depending on the level of taxable income earned in a tax year, the Fund is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year taxable income into the next tax year and pay a nondeductible 4% U.S federal excise tax on such taxable income, as required.

The Fund has not accrued U.S. federal excise tax related to the 2025 tax year. The Fund may record an excise tax on undistributable taxable income when the Fund determines its final taxable income and files its final tax return. During the year ended December 31, 2025, the Fund incurred $0.1 million of excise tax related to the 2024 tax year.

The Fund’s subsidiary, EPIIF Sub (US) LLC has elected to be treated as a corporation for U.S. tax purposes and is subject to federal, state and local tax where it operates or is deemed to operate. EPIIF Sub (US) LLC was inactive for tax year 2025.

Distributions to Shareholders

The composition of distributions paid to shareholders from net investment income and capital gains is determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly.

Distributions payable to shareholders are recorded as a liability on ex-dividend date. Shareholders who participate in the Fund’s distribution reinvestment plan (the “DRIP”) will have their distributions automatically reinvested in shares of the Fund as of the payment date pursuant to the DRIP. Shareholders who do not participate in the DRIP generally will receive distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Fund, the Fund may make periodic special distributions representing the excess of the Fund’s net taxable income over the Fund’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to shareholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Fund for U.S. federal income tax purposes. These estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Fund.

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The following table summarizes the distributions declared and paid by the Fund for the year ended December 31, 2025 on common shares and preferred shares with record dates during 2025:

*	Amounts in millions except per share amounts

	Distribution per Share	Distribution Amount (in millions)
Common Shares	$1.00	$14.21
Series A Term Preferred Shares	2.03	2.8
Series B Term Preferred Shares	8.00	1.8

3. Valuation of Investments

The Fund accounts for its investments in accordance with U.S. GAAP and determines fair values accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value, which represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy, which has been approved by the Board.

Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Fund applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.

The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

●	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

●	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

●	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases where inputs used to measure fair value fall into multiple levels of the fair value hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available quoted prices in active market generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.

26

An estimate of fair value is made for each investment at least monthly, taking into account information available as of the reporting date.

Fair Value Measurement

The following tables summarize the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels as of December 31, 2025:

Fair Value Measurement (in millions)

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$–	$1.8	$–	$1.8
CFO Equity	–	–	3.6	3.6
CLO Debt	–	10.7	–	10.7
CLO Equity	–	–	142.5	142.5
Equity Securities	–	–	0.0	0.0
Loan Accumulation Facilities	–	–	5.0	5.0
Loans and Notes	0.0	–	6.6	6.6
Preferred Stocks	–	–	0.9	0.9
Warrants	–	–	0.1	0.1
Total(1)	$0.0	$12.5	$158.8	$171.4

(1)	Amounts may not foot due to rounding.

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of December 31, 2025:

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value (in millions)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$142.5	Independent Pricing Service(2)	Mid Price	14.67% - 84.75% / 55.45%
CFO Equity	3.6	Discounted Cash Flow	Discount Rate(3)	39.00%
Equity Securities	0.0	Waterfall, Guideline Public Company Method	Next Fiscal Year (“NFY”) Adjusted Revenue Multiple(3)	4.5x
Loans and Notes	5.8	Discounted Cash Flow	Discount Rate	14.26% - 22.77% / 17.36%
Preferred Stock	0.8	Discounted Cash Flow	Discount Rate(3)	17.61%
Preferred Stock	0.2	Cash-Only Convertible	Common Stock Value(3)	9.33
		Bond Model	Volatility(3)	50%
			Risk Free Rate(3)	3.77%
			Time to Liquidity (in years) (3)	5.98
			Discount Rate (3)	18.02%
Warrants	0.1	Waterfall, Guideline Public Company Method	Next Fiscal Year (“NFY”) Adjusted Revenue Multiple(3)	4.5x
Total Fair Value of Level III Investments (4)	$153.0

(1)	Weighted average calculations are based on the fair value of investments.
(2)	The Fund uses an independent pricing service to value CLO Equity investments. The pricing service applies a methodology incorporating market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.
(3)	Range not shown as only one position is included in category.
(4)	Amounts may not foot due to rounding.
27

Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Fund’s fair value measurements as of the reporting date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Fund’s investments, as permitted under the Adviser’s valuation policy approved by the Board.

Changes in the unobservable inputs and assumptions can have an impact on the fair value measurement, specifically:

●	Increases (decreases) in the default rate and discount rate, in isolation, would generally result in a lower (higher) fair value measurement.
●	Changes in the prepayment rate may result in a higher or lower fair value, depending on the circumstances.
●	Generally, a change in the default rate assumption may be accompanied by a directionally opposite change in the assumption used for the prepayment and recovery.

Certain of the Fund’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, recent market transactions and data reported by trustees. As a result, investments with a fair value of $5.9 million have been excluded from the preceding table.

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the year ended December 31, 2025:

Amounts in millions

	CFO Equity	CLO Equity	Equity Securities	Loan Accumulation Facilities
Balance as of December 31, 2024	$–	$135.3	$–	$8.6
Purchases of investments	3.6	69.8	1.0	16.8
Proceeds from sales, maturity of investments or return of capital(1)	–	(31.8)	(0.8)	(20.4)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	0.0	(30.9)	(0.1)	0.1
Balance as of December 31, 2025(2)	$3.6	$142.5	$0.0	$5.0
Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2025	$0.0	$(26.2)	$–	$0.00

	Loans and Notes	Preferred Stock	Warrants	Total
Balance as of December 31, 2024	$–	$–	$–	$143.9
Purchases of investments	6.4	1.0	0.1	98.6
Proceeds from sales, maturity of investments or return of capital(1)	–	–	–	(53.0)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	0.2	(0.1)	0.1	(30.7)
Balance as of December 31, 2025(2)	$6.6	$0.9	$0.1	$158.8
Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2025	$0.2	$(0.1)	$0.1	$(26.0)

(1)	Includes $10.7 million of return of capital on CLO equity investments from recurring cash flows.
(2)	There were no transfers into or out of level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments account in the Consolidated Statement of Operations, if applicable. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments account in the Consolidated Statement of Operations.

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Fair Value — Valuation Techniques and Inputs

The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable Oversight of the valuation process is conducted by the Adviser’s Valuation Committee, comprised of senior personnel of the Adviser, the majority of which are not members of the Fund’s portfolio management function The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, which have been approved by the Board, and evaluating the overall fairness and consistency of the valuation process The Valuation Committee reviews and approves the fair value determinations of the Fund’s portfolio investments on a monthly basis

Valuation of CLO Equity

The Fund’s investments in CLO equity have been valued using an independent pricing service, in accordance with the Adviser’s valuation policy approved by the Board The independent pricing service applies a methodology incorporating market data, including reporting from trustees, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued

To monitor the accuracy of the marks provided by the pricing service, the Adviser utilizes a third-party financial tool that projects future cash flows of CLO equity tranches based on detailed CLO-specific data, such as asset and liability information sourced from trustee reports, and market assumptions Key inputs include, but are not limited to, assumptions for loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates These assumptions are determined by considering both observable and third-party market data, prevailing general market assumptions and conventions, and the Adviser’s own analysis

Additionally, the Adviser considers a valuation range provided by a third-party independent valuation firm in determining the fair value of CLO equity investments. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in accordance with Rule 2a-5

While an active market may exist for CLO equity securities, it may not be active or observable for the specific investments held by the Fund as of the reporting date, as such the Adviser categorizes CLO equity as level III within the fair value hierarchy

Valuation of CLO Debt

The Fund’s investments in CLO debt have been valued using an independent pricing service The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Fund’s investment in CLO debt, such investments are considered Level II assets

Valuation of Loan Accumulation Facilities

The Fund’s investments in Loan Accumulation Facilities (“LAFs”) are valued in accordance with ASC 820, using the income approach, which reflects current market expectations of future cash flows (i.e., exit price).

LAFs are typically short to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. When the LAF governing documents require loans to be transferred to the CLO at original cost plus accrued interest, the Adviser determines the fair value based on the cost of the Fund’s investment (i e , the principal amount invested) and the Fund’s attributable share of net investment income and any realized gains or losses reported by the trustee during the applicable reporting period

If the loans are expected to be transferred to the CLO at market value due to provisions in the LAF governing documents or because the Adviser determines a CLO transaction is no longer anticipated, the Adviser will continue to fair value the LAF consistent using the income approach, but will modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e., exit price). In such cases, the fair value of the LAF will include the cost of the Fund’s investment (i e , the principal amount invested), the Fund’s attributable share of unrealized gains or losses on the LAF’s underlying loan assets, net investment income and any realized gains or losses reported by the trustee during the applicable reporting period

Due to the absence of an active market and the use of unobservable inputs, the Adviser categorizes LAFs as Level III investments within the fair value hierarchy

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Valuation of Asset Backed Securities (“ABS”) and CFO Equity

The Adviser generally engages a nationally recognized independent valuation agent to determine the fair value of the Fund’s investments in ABS and CFO equity. The valuation agent typically performs a discounted cash flow analysis or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded by the Fund falls within this range.

Due to the lack of observable inputs, the Adviser categorizes these investments as Level III investments within the fair value hierarchy.

Where available, the Adviser may also utilize the mid-point of an indicative broker quotation or independent pricing service quotation to value such investments as of the reporting date. Depending on the availability of an active market as of the reporting date, these investments may be classified as Level II or Level III within the fair value hierarchy.

Valuation of Private Investments

The Adviser engages a nationally recognized independent valuation agent to determine the fair value of private investments held by the Fund, which includes, among other investments, term loans, common stock, preferred stock and warrants. The valuation agent typically performs a discounted cash flow analysis or other valuation technique appropriate for the facts and circumstances to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded by the Fund falls within this range.

Due to the illiquid nature of these investments and the lack of observable inputs, the Adviser classifies them as Level III within the fair value hierarchy.

Change in Valuation Techniques

During the year ended December 31, 2025, the Adviser changed the valuation technique used to value the Fund’s investments in CLO equity. Historically, CLO equity investments were valued utilizing a third-party financial tool that projected future cash flows of CLO equity tranches, with the resulting valuations compared to ranges provided by an independent valuation agent. During the year ended December 31, 2025, the Fund transitioned to using an independent pricing service as the primary source of valuation marks for CLO equity. The pricing service incorporates observable market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets, and transaction activity in comparable securities. This change was made to enhance consistency with market-based inputs and improve the timeliness of valuations.

The Adviser continues to monitor the accuracy of pricing service marks through internal reviews and supplemental valuation tools, and retains responsibility for final fair value determinations in accordance with the Adviser’s valuation policy and Rule 2a-5 under the 1940 Act.

Investment Risk Factors

The following list is not intended to be a comprehensive list of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and similar structured finance securities in which the Fund invests are backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Fund as investor in the equity tranche. Compression of credit spreads on a CLO’s underlying senior secured loans, absent a commensurate (in timing or magnitude) refinancing or reset of the CLO’s liabilities, would generally reduce the residual cash flows available to the CLO equity. In addition, there is a risk that majority lenders to an underlying loan or other debt instrument held by a CLO or structured finance security could amend or otherwise modify the loan or debt instrument to the detriment of the CLO or structured finance security (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s or structured finance security’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s or structured finance security’s investment and, ultimately, the Fund. In addition, CLOs and structured finance securities present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee or other servicer does not properly carry out its duties to the CLO or structured finance security, potentially resulting in loss. CLOs and certain structured finance securities are also inherently leveraged vehicles and therefore subject to leverage risk.

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The Fund may also invest in structured securities that are collateralized by other types of assets. For example, the Fund may invest in collateralized fund obligations (“CFOs”) or rated feeders, which typically consist of tranches of notes and/or equity issued by a special purpose vehicle that holds limited partnership interests in one or more private funds. Investments in CFOs and rated feeders are generally subject to the risks applicable to the underlying fund collateral, including uncertainty as to the amount and timing of underlying fund distributions, transfer restrictions and general illiquidity of underlying fund investments, dependence of the performance of the underlying funds’ general partner and key personnel, leverage risks, and general market and economic factors.

Subordinated Securities Risk

CLO equity and junior debt securities that the Fund may acquire are subordinate to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the debt and equity of a CLO at inception exceeds the CLO’s total assets. The Fund will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Fund is invested.

High Yield Investment Risk

The CLO equity and junior debt securities that the Fund acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Fund’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Fund invests are subject to a high degree of risk of loss.

Credit Risk

If (1) a CLO in which the Fund invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s income, NAV and/or market price would be adversely impacted. Additionally, interest on a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Fund’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Fund’s investment adviser.

Conflicts of Interest Risk

The Fund’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Adviser’s investment team are and may in the future become affiliated with entities engaged in business activities similar to ours and may have conflicts of interest in allocating their time. Moreover, each member of the Adviser’s Senior Investment Team is engaged in other business activities which divert their time and attention. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures.

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Prepayment Risk

The assets underlying the CLO securities in which the Fund invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Fund invests are subject to prepayment risk. If the Fund or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Fund’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Fund invests. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.

Incentive Fee Risk

The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.

Fair Valuation of the Fund’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Fund may invest. The Adviser values these securities at least monthly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of the Fund’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Fund can offer no assurances that sufficient investment opportunities for the Fund’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Fund cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Non-Diversification Risk

The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund, or adversely and materially affect the value of the Fund’s investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Fund may invest in loan accumulation facilities (“LAFs”), which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Fund may be responsible for either holding or disposing of the loans. This could expose the Fund to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Fund may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Fund will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Fund generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Fund may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subjects the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

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Loan Accumulation Facilities Risk

The Fund may invest in LAFs which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Fund may be responsible for either holding or disposing of the loans. This could expose the Fund to credit and/ or mark-to-market losses, and other risks.

Currency Risk

Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Fund’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Fund’s assets and the market value of the Fund’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Fund will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The Fluctuations in interest rates, whether driven by governmental policy, inflation expectations, or other market factors, could adversely affect the Fund’s results, including both the level of cash flows the Fund generates and the market value of its portfolio investments.

Income from the Fund’s investments in floating-rate instruments (including CLO debt securities) will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate. In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Fund’s cash flow, the fair value of its assets, and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.

An increase in interest rates may also negatively affect the value of the Fund’s fixed-rate investments, such as high-yield bonds, and could increase the Fund’s own financing costs to the extent it issues floating rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.

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Refinancing Risk

If the Fund incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of the Fund’s common shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s common shareholders, and the amount of income available for payment of the Fund’s other liabilities.

Derivatives Risk

Derivative instruments in which the Fund may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivative transactions, the Fund could lose the entire amount of the Fund’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the issuers in which the Fund invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy common shares at different times will likely pay different prices.

Non-U.S. Investing Risk

Investing in foreign entities or issuers with underlying non-U.S. assets may expose us to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the issuers in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Fund’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Fund, the Fund’s underlying obligors, the collateral managers of the CLOs in which the Fund invests (or managers of other securitized or pooled vehicles in which the Fund invests), or the Fund’s service providers could adversely affect the Fund’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such obligor may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Fund).

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Illiquid Shares Risk

The Fund’s common shares are not publicly traded and the Fund does not expect a secondary market in the common shares to develop in the foreseeable future, if ever. To provide common shareholders with limited liquidity, the Fund intends to offer to repurchase common shares from common shareholders in each quarter in an amount up to 5% of the Fund’s NAV, calculated as of the prior calendar quarter end. The Board has discretion to determine whether the Fund will engage in any common share repurchase, and if so, the terms of such repurchase. An investment in the Fund is not suitable for investors that require short-term liquidity.

4. Related Party Transactions

Investment Advisory Agreement

On February 11, 2022, the Fund entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Fund will pay the Adviser a management fee and an incentive fee for its services.

Management fee

The management fee is calculated at an annual rate of 1.75% of the Fund’s “Managed Assets” and payable quarterly in arrears. Managed Assets are defined as the Fund’s total assets (including assets attributable to leverage) minus the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the year ended December 31, 2025, the Fund incurred a management fee of $3.2 million, with a payable balance of $0.8 million as of December 31, 2025.

Incentive fee

The incentive fee is calculated and payable quarterly, in arrears, based on the Fund’s pre-incentive fee net investment income (“PNII”) for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the value of the Fund’s net assets, equal to 2.00% per quarter (8.00% annualized), and a “catch-up” feature. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred equity or debt, but excluding organizational and offering expenses and the incentive fee) after giving application to any reimbursement or recoupment under the ELA (as defined below). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. PNII does not include any realized or unrealized capital gains or losses.

The Fund pays the Adviser an incentive fee with respect to the Fund’s PNII in each calendar quarter as follows:

(1) no incentive fee if the Fund’s PNII does not exceed the hurdle rate of 2.00%;

(2) 100% of the Fund’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% (the “catch-up”)

(3) 20% of the amount of the Fund’s PNII, if any, exceeding 2.50%

For the year ended December 31, 2025, the Fund incurred an incentive fee of $2.7 million, with a payable balance of $0.7 million as of December 31, 2025.

Administration Agreement

On February 11, 2022, the Fund entered into an administration agreement (the “Administration Agreement”) with Eagle Point Administration LLC (the “Administrator”), an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator provides a range of administrative services to the Fund, including maintaining financial records, providing accounting services, calculating NAV, overseeing the preparation and filing of the Fund’s tax returns, monitoring compliance with tax laws and regulations, assisting with audits conducted by an independent public accounting firm, managing the printing and disseminating reports to the Fund’s shareholders, maintaining the Fund’s website, supporting investor relations, overseeing the payment of the Fund’s expenses, coordinating the performance of administrative and professional services rendered to the Fund by third parties, and providing other administrative services as the Fund may designate from time to time.

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The Fund reimburses the Administrator for costs and expenses incurred by the Administrator in performing its obligations and providing personnel (for the avoidance of doubt, including salaries and related payroll expenses) and facilities. Payments under the Administration Agreement are based on the Fund’s allocable portion of the Administrator’s overhead incurred in performing its obligations under the Administration Agreement, including rent, compliance-related fees and expenses, and the Fund’s allocable portion of the compensation of the Fund’s chief compliance officer, chief financial officer, chief operating officer and related support staff. The Fund’s allocable portion of such compensation is based on an allocation of the time spent on the Fund-related matters.

Certain accounting and other administrative services were delegated by the Administrator to ALPS Fund Services, Inc. (the “Sub Administrator”). To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator.

The Administration Agreement may be terminated by the Fund without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Fund. The Administration Agreement is approved by the Board on an annual basis.

For the year ended December 31, 2025, the Fund was charged a total of $0.5 million in administration fees consisting of $0.3 million and $0.2 million, relating to services provided by the Administrator and Sub Administrator, respectively, which are included on the Consolidated Statement of Operations and, of which $0.1 million was payable as of December 31, 2025.

The Adviser and the Administrator are under common ownership by Eagle Point Holdings LP.

Expense Limitation and Reimbursement Agreement

On February 11, 2022, the Fund entered into an Expense Limitation and Reimbursement Agreement with the Adviser, which was amended and restated on February 13, 2024 and July 30, 2024 (the “ELA”). Pursuant to the ELA, the Adviser may, at its discretion, pay, directly or indirectly, the Fund’s operating expenses or waive fees payable to the Adviser or affiliates of the Adviser, in an effort to limit the expenses borne by the Fund. Any expense payments or waivers made by the Adviser under the ELA are subject to reimbursement by the Fund for up to three years from the date such support was provided, subject to approval by the Board

For the year ended December 31, 2025, the Adviser did not provide any expense support under the ELA.

The following amounts are subject to reimbursement to the Adviser related to the ELA by the following dates:

Period Ended	Expense Support Payments From Adviser	Expense Support Payments Reimbursed to Adviser	Expense Support Waived by Adviser	Unreimbursed Expense Support	Eligible to be Paid Through
June 30, 2022	$14,094	$—	$14,094	$—	June 30, 2025
September 30, 2022	53,891	—	53,891	—	September 30, 2025
December 31, 2022	172,748	—	172,748	—	December 31, 2025
March 31, 2023	181,991	—	—	181,991	March 31, 2026
June 30, 2023	205,617	—	—	205,617	June 30, 2026
September 30, 2023	413,782	—	—	413,782	September 30, 2026
December 31, 2023	623,430	—	—	623,430	December 31, 2026
Total	$1,665,553	$—	$240,733	$1,424,820

Organizational and Offering Expense Support and Reimbursement Agreement

On February 11, 2022, the Fund entered into an organizational and offering (“O&O”) expense support and reimbursement agreement with the Adviser, which was amended and restated on February 13, 2024 (“O&O Agreement”). Pursuant to the O&O Agreement, the Fund may pay O&O expenses up to a limit of 1.50% of gross proceeds raised in the Fund’s offering of its shares. These expenses may be paid directly to third-party vendors or reimbursed to affiliates of the Fund, the Adviser, or the Administrator, subject to the organizational and offering expense limit.

As of December 31, 2024, the Fund had $0.5 million in O&O expenses capitalized as a deferred asset in the Consolidated Statement of Assets and Liabilities. For the year ended December 31, 2025, the Fund incurred and capitalized additional offering expenses of $0.8 million, and amortized to expense on the Consolidated Statement of Operations $0.9 million of capitalized offering expenses. In addition to offering expenses incurred by the Fund, the Adviser paid, on behalf of the Fund, O&O costs of approximately $3.8 million for the period from the Fund’s formation on October 22, 2021 to December 31, 2025. O&O expenses paid by the Adviser are subject to reimbursement by the Fund up to three years after the date on which such O&O expenses were paid on the Fund’s behalf. Reimbursement must be approved by the Board. As of December 31, 2025, the Adviser has not sought reimbursement for any O&O expenses it incurred.

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The following amounts may be subject to reimbursement to the Adviser related to O&O expenses by the following dates:

O&O Expenses Paid by Adviser	O&O Expenses Waived by Adviser	Unreimbursed O&O Expenses	Eligible to be Paid Through
$35,093	$35,093	$—	December 31, 2024
560,093	560,093	—	March 31, 2025
351,412	351,412	—	June 30, 2025
150,629	150,629	—	September 30, 2025
227,336	227,336	—	December 31, 2025
126,179	—	126,179	March 31, 2026
325,689	—	325,689	June 30, 2026
106,162	—	106,162	September 30, 2026
257,326	—	257,326	December 31, 2026
62,717	—	62,717	March 31, 2027
67,304	—	67,304	June 30, 2027
2,782	—	2,782	September 30, 2027
102,674	—	102,674	December 31, 2027
47,079	—	47,079	March 31, 2028
110	—	110	June 30, 2028
671,802	—	671,802	September 30, 2028
666,791	—	666,791	December 31, 2028
$3,761,178	$1,324,563	$2,436,615

See Note 2 “Summary of Significant Accounting Policies” for the treatment of organizational and offering costs paid by the Fund.

Board of Trustees

The Fund’s Board of Trustees currently consists of six members, four of whom are not “interested persons,” as defined in the 1940 Act, of the Fund and the Adviser. The Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and service providers. Key responsibilities of the Board include oversight of the valuation of the Fund’s assets, corporate governance activities, financing arrangements and investment activities.

For the year ended December 31, 2025, the Fund incurred $0.1 million in the trustee’s compensation, which is recorded on the Consolidated Statement of Operations and, of which none was payable as of December 31, 2025.

Dealer Manager

On March 1, 2024, the Fund entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager acts as a distributor of the Fund’s common shares on a best-efforts basis, subject to various conditions. Common shares are offered for sale through the Dealer Manager at NAV plus any applicable sales load. Under the Dealer Manager Agreement, the Dealer Manager also provides certain marketing and wholesale services in consideration of receipt of a dealer manager fee.

Shareholders purchasing the Fund’s common shares may pay a sales load of up to 6.75% of the investment amount. The 6.75% sales load is comprised of up to 6.0% selling commission and up to 0.75% dealer manager fee. For the year ended December 31, 2025, the total amount of sales loads earned by the Dealer Manager was $2.3 million. The Dealer Manager may reallow a portion or all of the earned selling commissions and/or the dealer manager fees to participating broker-dealers and/or financial advisors for selling shares to their customers.

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In addition, the Fund may reimburse the Adviser and its affiliates (including the Dealer Manager) for compensation of employees engaged in registering and marketing the Fund’s common shares, which includes development of the Fund’s marketing materials and marketing presentations, training and education, and general coordination of the marketing process for the Fund. For the year ended December 31, 2025, the Fund has reimbursed the Dealer Manager $0.5 million for such expenses, which is included in deferred offering costs attributed to common shares in the Consolidated Statement of Assets and Liabilities.

Co-Investment Exemptive Relief

The SEC granted exemptive relief to the Adviser and its affiliates that permits the Fund to participate in certain negotiated co-investments alongside other funds and accounts managed by the Adviser, or its affiliates, subject to certain conditions.

Affiliated Ownership

As of December 31, 2025, the Adviser and its affiliates and senior investment team held an aggregate of 9.8% of the Fund’s common shares and 0.3% of the Series A Term Preferred Shares. This represented 8.9% of the total outstanding voting shares of the Fund as of December 31, 2025.

5. Shareholders’ Equity

The Fund’s authorized shares consist of an unlimited number of common shares of beneficial interest. The Fund offers its common shares on a continuous basis at the applicable period end NAV per share plus any applicable sales load.

As of December 31, 2025, the Fund had 17,179,249 common shares issued and outstanding.

For the year ended December 31, 2025, the following was issued in connection with the Fund’s common share offering and DRIP:

Equity Program	Shares Issued	Net Proceeds (in millions)
Offering	6,134,409	$52.6
DRIP	696,854	5.6

Repurchases of Common Shares by the Fund

Subject to the Board’s discretion, the Fund conducts quarterly tender offers in accordance with the Fund’s common share repurchase program in an amount up to 5% of the Fund’s NAV. The Fund may extend multiple offers to repurchase common shares in a quarter in an aggregate amount of 5% of the Fund’s NAV.

The following table summarizes the number of common shares that were repurchased by the Fund for the year ended December 31, 2025:

Commencement Date	Valuation Date	Acceptance Date	Repurchase Price per Share	Shares Repurchased	Total Paid for Repurchased Shares (in millions)
November 29, 2024	December 30, 2024	January 29, 2025	$9.62	336,516	$3.2
February 28, 2025	March 31, 2025	April 28, 2025	$8.28	93,864	$0.8
May 30, 2025	June 30, 2025	July 29, 2025	$8.55	161,487	$1.4
August 29, 2025	September 30, 2025	October 28, 2025	$8.39	105,914	$0.9
Total				697,781	$6.3

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6. Revolving Credit Facility

The Fund may utilize leverage to the extent permitted by the 1940 Act. The Fund may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred equity and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common shareholders. The Fund’s leverage strategy may not ultimately be successful.

On June 28, 2024, the Fund entered into a credit agreement, as amended on June 25, 2025, with BNP Paribas, as lender, which established a revolving credit facility (the “BNP Revolving Credit Facility”). Pursuant to the terms of the BNP Revolving Credit Facility, the Fund was permitted to borrow up to an aggregate principal balance of $25.0 million. Borrowings under the BNP Revolving Credit Facility bore interest at a rate equal to a Term Secured Overnight Financing Rate (“SOFR”) plus an applicable spread, and the Fund was required to pay a commitment fee on the unused portion of the facility. The BNP Credit Facility terminated and matured on December 24, 2025.

On December 24, 2025, the Fund entered into a credit agreement with City National Bank of Florida, as lender, which established a revolving credit facility (the “CNBF Revolving Credit Facility”, together with the BNP Revolving Credit Facility the “Revolving Credit Facilities”). The CNBF Revolving Credit Facility is collateralized by certain investments held by the Fund, and the Fund has granted a security interest in certain assets to the lender. Pursuant to the terms of the CNBF Revolving Credit Facility, the Fund may borrow up to an aggregate principal amount of $25.0 million (the “Commitment”). Borrowings under the CNBF Revolving Credit Facility bear interest at a rate equal to a Term SOFR plus an applicable spread.

The CNBF Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the CNBF Revolving Credit Facility or (ii) the scheduled maturity date of December 22, 2028. The Fund has the option to extend the maturity in accordance with the CNBF Revolving Credit Facility agreement.

For the year ended December 31, 2025, the Fund had an average outstanding borrowing of approximately $6.7 million and average interest rate of 6.68%. Interest expense, inclusive of the unused fee and amortization of deferred financing costs, on the Revolving Credit Facilities for the same period year ended December 31, 2025 was $0.8 million and is reflected on the Consolidated Statement of Operations.

As of December 31, 2025, the Fund had no outstanding borrowings.

See Note 8 “Asset Coverage” for further discussion on the Fund’s calculation of asset coverage with respect to the Revolving Credit Facilities.

7. Mandatorily Redeemable Preferred Shares

As of December 31, 2025, the following Preferred Shares were issued and outstanding:

Security	Maturity(1)	Callable(2)	Shares Outstanding	Shares Authorized	Unamortized Defer Financing Cost (in millions)	Liquidation Preference (in millions)
Series A Term Preferred Shares	October 31, 2029	October 19, 2026	1,400,000	1,426,000	$0.7	$35.0
Series B Term Preferred Shares	April 3, 2030	April 2, 2027	300,000	Unlimited	0.6	30.0
						$65.0

(1)	The date which the Fund is required to redeem all outstanding shares of the Preferred Shares, at a redemption price of $25 per share and $100 per share for Series A Term Preferred Shares and Series B Term Preferred Shares, respectively, plus accumulated but unpaid dividends, if any.
(2)	The date which the Fund may, at its sole option, redeem the outstanding shares of the Preferred Shares in whole or in part from time to time.
39

The Fund has accounted for its Preferred Shares as a liability under ASC Topic 480 — Distinguishing Liabilities from Equity (“ASC 480”), due to shares’ mandatory redemption requirements.

On April 3, 2025, the Fund closed an underwritten private placement offering of 300,000 of the Series B Term Preferred Shares, resulting in net proceeds to the Fund of $29.1 million after payment of commissions of $0.9 million.

The Fund may, from time to time, engage a broker-dealer to repurchase opportunistically, on the Fund’s behalf, shares of the Preferred Shares through open market transactions. The price and other terms of any such repurchases would depend on prevailing market conditions, the Fund’s liquidity and other factors. Depending on market conditions, such repurchases may be material and may occur during a subsequent period; however, the Fund may modify or discontinue such activity at any time in its discretion and without notice. Any Preferred Shares repurchases will be conducted in compliance with the provisions of the 1940 Act and the Securities Exchange Act of 1934. The repurchase of any such Preferred Shares would reduce the Fund’s outstanding leverage. The Fund did not repurchase Preferred Shares during the year ended December 31, 2025.

Except as otherwise stated in the 1940 Act or the Fund’s declaration of trust, each holder of Preferred Shares is entitled to one vote for each Preferred Share held on each matter submitted to a vote of the Fund’s shareholders. The Fund’s preferred and common shareholders vote together as a single class on all matters submitted to the Fund’s shareholder, except that the Fund’s preferred shareholders have the right to elect two trustees at all times. The remaining members of the Board are elected jointly by preferred and common shareholders voting as a single class.

8. Asset Coverage

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred shares, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements.

With respect to senior securities that are shares, such as the Preferred Shares, the Fund is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are shares and calculated as the ratio of the Fund’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are shares.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facilities or any other bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness.

If the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund would be prohibited under the 1940 Act from incurring additional debt or issuing additional Preferred Shares and from declaring certain distributions to its shareholders. In addition, the terms of the Preferred Shares require the Fund to redeem Preferred Shares if such failure to maintain the applicable asset coverage is not cured by a certain date.

40

The following table summarizes the Fund’s asset coverage with respect to its Preferred Shares and Revolving Credit Facilities as of December 31, 2025, and as of December 31, 2024:

	As of December 31, 2025 (in millions)	As of December 31, 2024 (in millions)
Total assets	$190.0	$163.0
Less liabilities and indebtedness not represented by senior securities	(3.3)	(4.0)
Net total assets and liabilities	$186.7	$159.0

Preferred Shares(3)	$65.0	$35.0
Revolving Credit Facility(3)	—	19.5
Total senior securities	$65.0	$54.5

Asset coverage for senior securities(1)	287%	292%
Asset coverage for Revolving Credit Facility(2)(3)	N/A	815%

(1)	The asset coverage for senior securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.
(2)	The asset coverage ratio for the Revolving Credit Facility is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.
(3)	Amounts are based on outstanding principal balance as of the date presented.

9. Commitments and Contingencies

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of December 31, 2025, the Fund had total unfunded commitments of $18.2 million, which could be extended at the option of the borrower. These commitments relate to the Fund’s investment in loans and notes and preferred stock investments. As of December 31, 2025, the Fund had recorded $0.1 million in liabilities for these unfunded commitments.

10. Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, during the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.

11. Recent Accounting Pronouncement

In December 2023, the FASB issued Accounting Standards Update No. 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires the annual financial statements to include income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for the Fund’s annual periods beginning after December 15, 2025. The Fund evaluated the disclosure requirements of ASU 2023_09 and determined that the standard did not have a material effect on the Fund’s income tax disclosures or overall consolidated financial statements; therefore, no additional disclosures were required upon adoption.

41

12. Subsequent Events

Pursuant to the continuous offering, in the period from January 1, 2026 through February 24, 2026, the Fund issued 828,442 common shares for total net proceeds to the Fund of $5.8 million.

On January 22, 2026, the Fund accepted and paid $3.1 million related to the repurchase of 433,306 common shares in accordance with the tender offer that commenced November 28, 2025.

On January 30, 2026, the Fund paid a distribution of $0.083 per share to common shareholders of record as of January 26, 2026.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

42

Per Share Data:	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Period June 1, 2022 (Commencement of operations) through December 31, 2022
Net asset value at beginning of period	$9.62	$10.23	$9.97	$10.00
Net investment income (loss)(1)	0.69	0.89	1.40	0.52
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments(1)(2)	(2.16)	(0.52)	(0.23)	(0.08)
Net income (loss) and net increase (decrease) in net assets resulting from operations(1)	(1.47)	0.37	1.17	0.44
Distributions to shareholders from net investment income(3)	(0.82)	(0.98)	(0.91)	(0.08)
Distributions to shareholders from net realized gains on investments(3)	–	–	–	–
Distributions to shareholders from tax return of capital(3)	(0.18)	–	–	(0.38)
Total distributions declared to shareholders	(1.00)	(0.98)	(0.91)	(0.46)
Distributions to shareholders based on weighted average shares impact(4)	0.00	0.00	0.00	(0.01)
Total distributions to shareholders	(1.00)	(0.98)	(0.91)	(0.47)
Net asset value at end of period	$7.15	$9.62	$10.23	$9.97

Total net asset value return(5)	(16.01%)	4.02%	12.35%	4.30%
Common shares outstanding at end of period	17,179,249	11,045,767	4,803,369	1,401,613

Ratios and Supplemental Data:
Net asset value at end of period	$122,889,277	$106,236,316	$49,147,210	$13,973,898
Ratio of expenses to average net assets, before expense support(6)(7)	13.24%	9.43%	9.93%	9.62%
Ratio of expenses to average net assets, after expense support(7)(8)	13.24%	9.43%	4.54%	6.35%
Ratio of net investment income to average net assets(7)(8)	8.31%	8.90%	13.95%	10.34%
Portfolio turnover rate(9)	34.73%	9.43%	11.74%	4.63%
Asset coverage for senior securities	287%	292%	N/A	N/A
Asset coverage for Revolving Credit Facility	N/A	815%	N/A	N/A

Revolving Credit Facility:
Principal amount outstanding at end of period	$–	$19,500,000	$–	$–
Asset coverage per $1,000 at end of period(10)	$–	$8,152	$–	$–

(1)	Per share amounts are based on weighted average of shares outstanding for the period.
(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.
(3)	The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.
(4)	Represents the difference between the per share amount distributed to shareholders of record and the per share amount distributed based on the weighted average of shares outstanding for the period.

See accompanying footnotes to the financial highlights on the following page.

43

(5)	Total return for the period from June 1, 2022 to December 31, 2022 is not annualized. Total return is calculated based on a change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund’s distribution reinvestment plan.
(6)	Ratios for the period from June 1, 2022 to December 31, 2022 are annualized. Ratios for the year ended December 31, 2023 and the period from June 1, 2022 to December 31, 2022 exclude expense limitation provided by the Adviser.
(7)	Ratio for the years ended December 31, 2025 and December 31, 2024 includes interest expense on the credit facility of 0.63% and 0.57% of average net assets, respectively. Ratio for the years ended December 31, 2025 and December 31, 2024 includes interest expense on the Series A Term Preferred Shares of 3.18% and 0.85% of average net assets, respectively. Ratio for the year ended December 31, 2025 includes interest expense on the Series B Term Preferred Shares of 1.80% of average net assets.
(8)	Ratios for the period from June 1, 2022 to December 31, 2022 are annualized. Ratios for the year ended December 31, 2023 and the period from June 1, 2022 to December 31, 2022 reflect expense limitation provided by the Adviser.
(9)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.
(10)	The asset coverage per unit figure is the ratio of the Fund’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

See accompanying footnotes to the financial highlights on the following page.

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Senior Securities Table

Information about the Fund’s senior securities shown in the following table has been derived from the Fund’s consolidated financial statements as of and for the dates noted.

Type of Security	Total Amount Outstanding	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average Market Value Per Unit(3)
For the year ended December 31, 2025
Series A Term Preferred Shares	$35,000,000	$71.76	$25.00	$25.02
Series B Term Preferred Shares	$30,000,000	$287.04	$100.00	$100.00
Revolving Credit Facility	$0	NM	N/A	N/A
For the year ended December 31, 2024
Series A Term Preferred Shares	$35,000,000	$72.91	$25.00	$24.97
Revolving Credit Facility	$19,500,000	$8,151.50	N/A	N/A

(1)	The asset coverage per unit figure is the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Shares and Revolving Credit Facility in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per preferred share outstanding (based on a per share liquidation preference of $25 and $100 for the Series A Term Preferred Shares and Series B Term Preferred Shares, respectively). With respect to the Revolving Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.

(2)	The involuntary liquidating preference per unit is the amount to which a Preferred Share would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)	The average market value per unit is calculated by taking the average of the closing price (or $100 principal value for unlisted securities) for each of the Preferred Shares (NYSE: EIIA; Unlisted: Series B Preferred Shares). A $100 market value was assumed for unlisted securities.
45

KPMG LLP Two Manhattan West 375 9th Avenue, 17th Floor New York, NY 10001

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Eagle Point Institutional Income Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Institutional Income Fund & Subsidiaries (the Fund), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the three-year period then ended, and the period from June 1, 2022 (Commencement of Operations) to December 31, 2022. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in three-year period then ended, and the period from June 1, 2022 to December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodians, brokers and other counterparties; when replies were not received from other counterparties, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.
46

Accompanying Supplemental Information

We have also previously audited, in accordance with the standards of the PCAOB, the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Fund as of December 31, 2024, and the related consolidated statements of operations and cash flows for the respective year then ended, and the consolidated statements of changes in net assets for each of the years in the respective two-year periods then ended, and the related notes (none of which are presented herein), and we expressed unqualified opinions on those consolidated financial statements. The senior securities information included on page 45, for the years ended December 31, 2025 and 2024, under the caption “Supplemental Information” (the Supplemental Information) has been subjected to audit procedures performed in conjunction with the audits of the Fund’s respective consolidated financial statements. The Supplemental Information is the responsibility of the Fund’s management. Our audit procedures included determining whether the Supplemental Information reconciles to the respective consolidated financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the Supplemental Information. In forming our opinion on the Supplemental Information, we evaluated whether the Supplemental Information, including its form and content, is presented in conformity with the instructions in Form N-2. In our opinion, the Supplemental Information is fairly stated, in all material respects, in relation to the respective consolidated financial statements as a whole.

We have served as the auditor of one or more Eagle Point Credit Management LLC advised companies since 2014.

New York, New York

February 25, 2026

47

Subject to our discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Shares will be issued pursuant to the DRIP at a price equal to 95% of their most recently determined net asset value as of the payment date (generally the last business day of each calendar month). There is no sales load or other charge for distributions reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. Participants in our DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan. If shareholders elect to participate in the DRIP, distributions on Shares are automatically reinvested in additional Shares by one or more affiliates of SS&C Technologies Holdings, Inc. (collectively, “SS&C”), or the “DRIP Agent.” Holders of our Shares who receive distributions in the form of additional Shares are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. Reinvested distributions increase our Shareholders’ equity on which a management fee is payable to the Adviser.

We and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by us.

All correspondence or additional information about the DRIP should be directed to SS&C, at (833) 360-5520 or by mail: 80 Lamberton Rd, Windsor, Connecticut 06095.

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Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Voting Records

The Fund has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Fund’s prospectus, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Fund’s Form N-PX filing, which can be found on the SEC’s website (www.sec.gov). The Fund also makes this information available on its website at www.EPIIF.com.

Privacy Notice

The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Institutional Income Fund and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Credit Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Fund’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Fund and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any questions or concerns about the privacy of your personal information, please contact our investor relations team at (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

49

EAGLE POINT
INSTITUTIONAL INCOME

**Transfer Agent for Common Stock**
SS&C Technologies, Inc.
80 Lamberton Rd.
Windsor, CT 06095
(833) 360 5520

**Transfer Agent for Series A Preferred Stock**
Equiniti Trust Company, LLC
P.O. Box 500
Newark, NJ 07101
(800) 937 5449

www.EPIIF.com
“Eagle Point” and “Eagle Point Credit” are registered trademarks of Eagle Point Credit Management LLC.
© Eagle Point Institutional Income Fund. All rights reserved.

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Institutional Income Fund (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of trustees has determined that Jeffrey L. Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2024 and December 31, 2025 were $205,250 and $225,000, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended December 31, 2024 and December 31, 2025 were $72,000 and $7,000, respectively. The fees incurred in the 2024 and 2025 fiscal years were in connection with the offering of the Fund’s 8.125% Series A Term Preferred Shares due 2029 and filing of its registration statements.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2024 and December 31, 2025 were $176,589 and $233,743, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal years ended December 31, 2024 and December 31, 2025 were $0 and $0, respectively.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable.

(g)	For the fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $248,589 and $240,743, respectively. These fees were for the services rendered in connection with the tax compliance, tax advice, tax planning, and filing of registration statements during the period for the registrant. These fees exclude any fees paid by Eagle Point Income Management LLC, Eagle Point Enhanced Income Management LLC and Eagle Point Defensive Income Management LLC.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrant

(a)	The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

(b)	Not applicable.

Item 6. Investments

(a)	A schedule of investments is included in the Company’s report to shareholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officer, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Credit Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent trustees, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s shareholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s shareholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 13. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2025.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). The Adviser provides investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common shareholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser has conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser and certain of its affiliates, subject to certain conditions including that (i) a majority of the registrant’s trustees who have no financial interest in the transaction and a majority of the registrant’s trustees who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s trustees and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is the Founder and Managing Partner of the Adviser. He manages the Adviser and its affiliates (“Eagle Point” or the “firm”), oversees all of the firm’s investment offerings and is the lead Portfolio Manager for Eagle Point’s multi-credit strategies. Mr. Majewski is Chairman of the firm’s Investment Committee.

Mr. Majewski has over 30 years of experience in credit and structured finance. He led the creation of some of the earliest refinancing CLOs, pioneering techniques that are now commonplace in the market. Prior to founding Eagle Point in 2012, Mr. Majewski held leadership positions within the fixed income divisions at J.P. Morgan, Merrill Lynch, Bear Stearns, and Royal Bank of Scotland. He was the US Country Head at AMP Capital/AE Capital, where he oversaw a diverse portfolio of credit and other private investments on behalf of Australian investors. Mr. Majewski began his career in the securitization group at Arthur Andersen.

Mr. Majewski earned a BS in Accounting from Binghamton University.

Mr. Majewski also serves as a director and Chief Executive Officer of Eagle Point Credit Company; director, Chairman and Chief Executive Officer of Eagle Point Income Company; trustee, Chairman and Chief Executive Officer of Eagle Point Enhanced Income Trust; trustee, Chairman and Chief Executive Officer of Eagle Point Institutional Income Fund; trustee, Chairman and Chief Executive Officer of Eagle Point Trinity Senior Secured Lending Fund; and trustee, Chairman and Chief Executive Officer of Eagle Point Defensive Income Trust.

Daniel W. Ko, Principal and Portfolio Manager (Since December 2012).  Mr. Ko is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Ko has over 17 years of experience in structured finance. Prior to joining Eagle Point in 2012, he was a Vice President in Bank of America’s (f/k/a Bank of America Merrill Lynch) CLO structuring group, where he modeled cash flows, negotiated terms with debt and equity investors, and coordinated the rating process. Mr. Ko was also responsible for exploring non-standard structuring initiatives, including financing trades with dynamic leverage, emerging market CBOs and European CLOs. Earlier, he managed their legacy CLO, TruPS CDO, and ABS CDO portfolios and started in their CDO/CLO structuring group.

Mr. Ko holds a BS in Finance and Accounting, magna cum laude, from The Wharton School of the University of Pennsylvania.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013).  Mr. Spinner is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Spinner has over 27 years of experience in credit and advising, financing, and investing in alternative asset management firms and funds. He has been involved in the credit markets for the majority of his career. Prior to joining Eagle Point in 2013, Mr. Spinner oversaw the Private Equity, Special Opportunities Credit, and Real Estate allocations for the 1199SEIU Benefit and Pension Funds. He was also a Managing Director in the Financial Institutions Group at Bear Stearns focused on alternative asset managers, and a co-founder and President of Structured Capital Partners (a financial holding company formed to invest in CLO and structured credit managers). Mr. Spinner started his career in the Financial Institutions Group at Chase Manhattan Bank.

Mr. Spinner holds a BA in Business Management, summa cum laude, from Gettysburg College and an MBA from Columbia Business School.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2025. Among the accounts listed below, five of the “Registered Investment Companies” (with total assets of $1,933.9), 13 of the “Other Pooled Investment Vehicles” (with total assets of $3,349.9) and 31 of the “Other Accounts” (with total assets of $2,074.2) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	6	$2,391.8	16	$4,179.4	68	$6,354.2
Daniel W. Ko	6	$2,391.8	16	$4,179.4	68	$6,354.2
Daniel M. Spinner	6	$2,391.8	16	$4,179.4	68	$6,354.2

*	Total Assets are estimated and unaudited and may vary from final audited figures. Total Assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

The Adviser’s investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common shares which are owned beneficially by each portfolio manager as of December 31, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company (1)
Thomas P. Majewski	$100,001 – $500,000
Daniel W. Ko	$100,001 – $500,000
Daniel M. Spinner	$50,001 – $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2025.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INSTITUTIONAL INCOME FUND

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)

Date:	March 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)

Date:	March 4, 2026

By:	/s/ Alena Umnova
Alena Umnova
Chief Financial Officer (principal financial officer)

Date:	March 4, 2026